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                                                                   EXHIBIT 10.10

                               FIRST AMENDMENT TO
                        SECOND FLOOR NON-GAMING SUBLEASE


         THIS FIRST AMENDMENT TO SECOND FLOOR NON-GAMING SUBLEASE (the "First Amendment"), dated as of February 7, 2002, is made by and between Jazz Casino Company, L.L.C., a Louisiana limited liability company ("Sublessor") and JCC Development Company, L.L.C., a Louisiana limited liability company ("Sublessee").

         WHEREAS, Sublessor and Sublessee did enter into that certain Second Floor Non-Gaming Sublease, dated on or around October 26, 1998 (the "Sublease");

         WHEREAS, Sublessor did sublease to Sublessee the Premises as more fully described therein;

         WHEREAS, on or about March 28, 2001, the Mayor of the City of New Orleans, the Rivergate Development Corporation and Sublessor executed the First Amendment to Amended and Restated Lease Agreement;

         WHEREAS, by Ordinance No. 20515 M.C.S., the City Council of New Orleans approved this First Amendment and further authorized the Rivergate Development Corporation to execute this First Amendment thereby acknowledging, accepting and consenting to the changes more fully set forth herein;

         NOW THEREFORE IN CONSIDERATION OF THE FOREGOING, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. All capitalized terms utilized herein but not otherwise defined herein have the meaning ascribed to them in the Sublease.


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         2.       Section 4.5 of the Sublease is hereby deleted in its entirety and amended to read as follows:

                  "4.5 Sublessee shall be bound by and agree to all of the terms, conditions, prohibitions and restrictions concerning permitted uses contained in the Amended and Restated Lease between JCC, City of New Orleans and the Rivergate Development Corporation, and any amendments thereto, including but not limited to section 8.1 and 8.4 thereof."

         3. In the event of any conflict between any of the terms and conditions of the Sublease and the First Amendment, the terms and conditions of this Sublease shall prevail unless such interpretation would render the provisions of this First Amendment nugatory.

         4. The effective date of this First Amendment is the date of execution by all parties.

         5. Except as specifically amended and stipulated herein, the Sublease, together with each and every prior amendment, extension and supplement thereto, continues uninterrupted in full force and effect as to all of its terms and conditions, which said Sublease, as further hereby amended, is hereby ratified and confirmed in all respects.

         THUS DONE AND EXECUTED by the undersigned parties as of the date first herein set forth.


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WITNESSES                                    SUBLESSOR:

                                             JAZZ CASINO COMPANY, L.L.C., A
                                             LOUISIANA LIMITED LIABILITY COMPANY

/s/ [ILLEGIBLE]                              BY:     /s/ L. CAMILLE FOWLER
------------------------------------            --------------------------------
                                             NAME:       L. CAMILLE FOWLER
                                                  ------------------------------
/s/ JOHN W. HOLMES                           TITLE:      VICE PRESIDENT
------------------------------------               -----------------------------


WITNESSES                                    SUBLESSEE:

                                             JCC DEVELOPMENT
                                             COMPANY, L.L.C. A LOUISIANA
                                             LIMITED LIABILITY COMPANY

/s/ [ILLEGIBLE]                              BY:    /s/ L. CAMILLE FOWLER
------------------------------------            --------------------------------
                                             NAME:      L. CAMILLE FOWLER
                                                  ------------------------------
/s/ JOHN W. HOLMES                           TITLE:     VICE PRESIDENT
------------------------------------               -----------------------------



ACKNOWLEDGED BY AND CONSENTED TO
BY LANDLORD:

RIVERGATE DEVELOPMENT CORPORATION,
A LOUISIANA PUBLIC-BENEFIT CORPORATION

BY:     /s/ HELEN S. KOHLMAN
   --------------------------------------
NAME:      HELEN S. KOHLMAN
     ------------------------------------
TITLE:     PRESIDENT
      -----------------------------------


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HOTEL LANGUAGE

          Landlord, City and Tenant hereby agree that it is in the best interests of all said parties, and that the purposes of the Lease are best served, if Tenant and/or its designee is able to utilize those certain parcels of real property more fully described on Exhibit " " attached hereto (the "Fulton Property") for the anticipated development of a hotel, as authorized by La. R.S. 27:243(C)(2), as may be amended from time to time. Landlord and City acknowledge that the Fulton Property is zoned CBD-1 and that a hotel is a permitted use thereon. Landlord agrees to support, assist and cooperate with Tenant and/or its designee in the approval process for development of a hotel on the Fulton Property. City also agrees, subject to any and all reviews or other requirements of applicable local law, to support the development of a hotel on the Fulton Property.